EXHIBIT 32.1
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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Interline Brands, Inc. (the "Company") on Form 10-Q for the quarterly period ended September 26, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael J. Grebe, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1).     The Report fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2). The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: November 10, 2003            By:  /s/ Michael J. Grebe
                                        ---------------------------------------
                                        Michael J. Grebe
                                        President and Chief Executive
                                        Officer


A signed original of this written statement required by Section 906 has been provided to Interline Brands, Inc. and will be retained by Interline Brands, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.